Exhibit 10.16

CONFIDENTIAL TREATMENT REQUESTED

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended. Omitted information, marked “[*]” in this Exhibit, has been filed separately with the Securities and Exchange Commission together with such request for confidential treatment.

AMENDMENT #3 TO LICENSE AGREEMENT ID LA3190Endocyte Between Purdue Research Foundation and Endocyte, Inc.

THIS AMENDMENT, made and entered into this 25th day of August 2017 (“Amendment Effective Date”) amends the Exclusive License Agreement (hereinafter AGREEMENT) between Purdue Research Foundation (hereinafter known as PRF) and Endocyte, Inc. (hereinafter known as LICENSEE) with an effective date of March 1, 2010.

NOW THEREFORE, the parties hereto do hereby agree as follows:

1.	The following Eligible Disclosure is added to Appendix A of the AGREEMENT:
Title of Eligible Disclosure:	[*]
PRF Ref. No.	67710
Contributors of the Eligible Disclosure:	Phil Low-Purdue University Andrea Kasinski-Purdue University Loganathan Rangasamy-Purdue University

2.	The following Patents are added to Appendix A of the Agreement:
PRF Ref #	Title of Application	Application Number	Inventors	Filing Date	Country	Status
67710-01	[*]	[*]	Phil Low-Purdue University Andrea Kasinski-Purdue University Loganathan Rangasamy-Purdue University	11/16/16	US	Filed
3.	The rights granted to the above Eligible Disclosure and Patents are limited to use where the primary target of the Ligand is directed to the prostate membrane antigen receptor.
4.	All other terms and conditions of the AGREEMENT remain unchanged and in effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Amendment Effective Date.

 [*] = Indicates confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Purdue Research FoundationEndocyte, Inc.

By: _/s/ Brooke Beier__________By: _/s/ Mike Sherman________________

Name: Brooke Beier                          Name: Mike Sherman

Title:   Executive Director, OTC  Title:  President & CEO

[*] = Indicates confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.